Exhibit 99.1

January 22, 2016 CONTACT: Christina McCarthy, Director, Corporate Development, 1.866.441.0690 • cd@mcewenmining.com • facebook.com/mcewenrob • twitter.com/mcewenmining IF YOU BELIEVE GOLD IS GOING HIGHER CONSIDER OWNING MUX

Cautionary Statement 2 This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. The Company's dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement. All currency information quoted in U.S. dollars. To see end notes, technical disclosure and cautionary guidance, and cautionary note regarding NON-GAAP measures, go to www.mcewenmining.com/files/presentation_disclosure.pdf

3 5 Reasons MUX To Own

We are Performing Well 4 154koz 127koz 121koz 88koz Production in gold equivalent ounces. Gold / silver ratio 75:1. 2016 based on internal estimates. 1 141koz # Production Growth

Decreasing Costs 5 $674 $914 US $ / oz Au Eq $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2013 2014 2015 Total Cash Costs All-in Sustaining Cash Costs

Generating Positive Cash Flow 6 Cash flow defined as the net increase (decrease) in cash, cash equivalents and precious metals at market. -$25 -$20 -$15 -$10 -$5 $0 $5 $10 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2013 2014 2015 US$ Millions

Treasury Growing 7 Cash, cash equivalents and precious metals at market. As of January 13, 2016. No Debt No Streaming Anti-Royalties Treasury $32M $0 $10 $20 $30 $40 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2014 2015 Cash & Equivalents US$ M

Capital Distribution 8 (1% yield) 1¢ / Share Paid Semi-annually First Payment Aug 2015 Next Payment Feb. 12, 2016 (Record date Feb. 3, 2016) Tax Free in Canada

9 MUX vs Peers 1 Year (US $) Alamos Goldcorp Barrick Source: Bloomberg. As of January 22, 2016. Gold GDXJ GDX McEwen US -60 -40 -20 0 20

10 MUX vs Peers 1 Year (Canadian $) Alamos Goldcorp Barrick Source: Bloomberg. As of January 22, 2016. Gold McEwen CDN -60 -40 -20 0 20

No salary No cash bonus No options Cost Base $127M Unique & Large Insider Ownership 11 2 Rob McEwen Chief Owner 25% # !

Next Largest Shareholders 12 Van Eck Global X Blackrock Staley Capital D E Shaw Vanguard 5% 2% 2% 2% 1% 1%

Our Production & Development Pipeline 13 Gold Bar (Nevada) Permitting El Gallo Gold Producer Los Azules Large Copper Deposit El Gallo Silver Permitted 3 # San José Mine Gold / Silver Producer Exposure to Gold, Silver & Copper

Production: El Gallo Mine - Gold Sinaloa State Mexico 14 Open Pit, Heap Leach Low Startup Capex: $18M High Grade: +2 gpt Au Low Cost / oz: $429 Cash - AISC $578 Short Life: +3 Years 2016 Exploration Budget: $5M 2015 Production: 63,366 oz AuEq El Gallo Silver El Gallo Mine N 0 5 10 Km Year end costs to be released March 14, 2016.

Production: San José Mine - Gold & Silver 15 1Production in gold equivalent ounces. Gold / silver ratio 75:1. 100% basis. 22015 Q1-Q3. Santa Cruz Province, Argentina Shallow Underground Mine, Narrow Vein Ownership: 51% Hochchild 49% MUX 2015 Production: 186,000 oz AuEq1 MUX’s 49% Share: 91,000 oz AuEq1 High Grade: 445 gpt Ag, 6.25 gpt Au2 Mine Life: +7 Years Exploration Potential: Excellent Goldcorp Cerro Negro N 0 10 Km 5 San José Mine HOC & MUX Goldcorp

17 “Argentina to lift currency controls good for mining” December 11, 2015 Argentina: Turnaround Story of 2016! Pro-business, pro-mining “Soros Bets on Argentina & Latin America ” December 17, 2015 “Peso Drops 30% as Macri Propels Argentina Into New Currency Era” November 18, 2015 “Macri believes a mix of pro-business policies and government austerity will bring inflation under control and encourage the investment that Argentina needs to grow rapidly and create jobs.” December 24, 2015 “US dollar traded at 13.95 pesos as exchange market begins to normalize accounting for a devaluation of more than 40%” December 17, 2015 “Mauricio Macri elected President of Argentina”

MUX Barrick Waterton Positive Feasibility Study (Oct. 2015) @ $1,150/oz Open Pit, Heap Leach Low Capex: $60M After-tax IRR: 20% Pay-Back Period: 3 Year @ $1,150/oz Cash Costs: $728/oz: Annual Average Production: 65,000 oz Au Average Ore Grade: 0.032 opt (1.1 gpt) In-pit Resource: 611,000 oz M&I and 111,000 oz Inferred Permitting Approval Expected: January 2017 Time to Build: 10-12 Months Cortez Trend Nevada, USA Development Pipeline: Gold Bar Next to Barrick’s Biggest Gold Mine & Discovery 17 Tonkin Cortez Mine Ruby Hill Mine N 0 10 Km 20 Gold Bar Goldrush Discovery Afgan

Gold Bar Exploration – Potential to Grow Gold Bar Target Areas Gold Bar Final Pit Outline Afgan Resource 2.2 gpt Au / 52 m 4.7 gpt Au / 41 m 1.8 gpt Au / 38 m 1.1 gpt Au / 23 m 6 Km 18 Afgan* Indicated 66 koz Au @ 0.66 gpt Inferred 55 koz Au @ 0.44 gpt *NI 43-101 June 24, 2011 NV Gold Corp, property subject to shareholder approval and closing.

Development Pipeline: El Gallo Silver 19 Permitted for Open Pit / Mill Requires Higher Silver Price +$18 / oz Q2 2016 Updated Economic Study Ongoing Optimization to Lower Capex & Opex Sinaloa State Mexico 5 km Road El Gallo Silver El Gallo Mine

20 Innovation: El Gallo Silver Optimization Prev. % Now Recoveries 87% 3% 91% Retention Time 144 hrs 61% 56 hrs Grind Size 72 μm 11% 80 μm

San Juan Province, Argentina Advanced Exploration with PEA: Los Azules - Copper 19.7 B lbs Cu at 0.5%: Resources* Recent Transaction: First Quantum / Lumina $433M or 1.7¢ / lb Cu *August 1, 2013 NI 43-101 Technical Report, Los Azules Porphyry Copper Project. 19 Advanced Exploration Looking to Monetize Big Optionality

Catalysts 22 # 4 Argentina New Government (Pro-business) Peso Devaluation Export Taxes Lifted Mexico Low Cost Production $5M Exploration Economic Study Q2 2016 USA Exploration Permits Jan. 2017 Corporate Capital Distribution Share Repurchase Program M&A

$325M Market Cap 306 M Fully Diluted 298 M Shares Outstanding Options 23 Source: Bloomberg. As of January 22, 2016 3 Month Avg. Daily Share Volume 935K CONTACT: Christina McCarthy, Director, Corporate Development, www.mcewenmining.com • 1.866.441.0690 • cd@mcewenmining.com NYSE & TSX: MUX

24 Source: Bloomberg. As of January 22, 2016. High Beta To Gold 2.7x 5 # Significant Upside Potential $9.50 $9.15 $0.42 $0.36 $1.09 26x 22x ?x